First Niagara

December 11, 2007

John Q. Sample
123 Main Street
Anytown, NY 12345

Dear John Q. Sample,

As you know, Greater Buffalo Savings Bank will be acquired by First Niagara Bank on February 15, 2008, pending regulatory approval. Upon completion of the acquisition, all of your Greater Buffalo Savings Bank accounts will become First Niagara Bank accounts.

We value your relationship and want to ensure that this conversion runs smoothly, resulting in a positive change for you. As a First Niagara customer, you'll enjoy the same high level of personal service and attention you've come to count on from Greater Buffalo Savings Bank. Plus, you'll have access to an expanded line of products and services to meet your financial needs, including:

- UltraFlex™ Home Equity Loans as well as bi-weekly Home Equity and Mortgage Loans
- First Niagara's Relationship Packages that offer free checking and valuable benefits based on your combined deposit and loan balances
- Rewards Program with your Debit Card purchases
- A comprehensive range of investment and insurance services to help you achieve your financial goals*

As an added convenience, Greater Buffalo Savings Bank ATM and debit card customers now have access to both First Niagara and Greater Buffalo Savings Bank ATMs free of charge. This means that, as of today, you have free access to more than 150 additional ATMs in your neighborhood and throughout New York State.

Next month, we will be sending you detailed communications and a comprehensive booklet that will outline any changes to your accounts and highlight many of the new services that will be available to you. Rest assured that any changes to your accounts will be minimal.

We're working hard to make the transition to First Niagara easy for you. If you have any questions about the conversion, please call First Niagara's toll-free number, **1-800-421-0004.** Select **option 8** to speak to a representative who is ready and waiting to assist you. For more

(over, please)

information about the First Niagara products and services available to you, please visit our Web site at **fnfg.com.**

Sincerely,

Frank J. Polino
Executive Vice President

* Securities are offered by and financial consultants are registered with UVEST Financial Services, member FINRA/SIPC. UVEST is independent of any financial institution. Members of the First Niagara Financial Group do not offer tax advice. Please consult a tax advisor.

NOT A DEPOSIT • NOT FDIC INSURED • NOT GUARANTEED BY THE BANK
MAY GO DOWN IN VALUE • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

* Insurance products are available through three independent entities; 1) SBLI USA Mutual Life Insurance Company, 2) First Niagara Risk Management, Inc. a wholly-owned subsidiary of First Niagara Bank, and 3) UVEST Insurance Agency of MA, Inc.

Great Lakes Bancorp and First Niagara will file a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the "SEC"). Shareholders are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about First Niagara and Great Lakes, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus to be filed by First Niagara can be obtained, when available and without charge, by directing a request to Great Lakes Bancorp, Inc., Attention: Andrew W. Dorn, Jr., 2421 Main Street, Buffalo, New York (716) 961-1920 or to First Niagara Financial Group, Inc., Attention: Anthony M. Alessi, Investor Relations, 6950 South Transit Road, P.O. Box 514, Lockport, New York, (716) 625-7692.

Great Lakes, First Niagara and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Great Lakes in connection with the acquisition. Information about the directors and executive officers of Great Lakes and their ownership of Great Lakes common stock is set forth in Great Lakes' most recent proxy statement as filed with the SEC on April 12, 2007, which is available at the SEC's Internet site (http://www.sec.gov) and at Great Lakes' address in the preceding paragraph. Information about the directors and executive officers of First Niagara is set forth in First Niagara's most recent proxy statement filed with the SEC and available at the SEC's Internet site and from First Niagara at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.

First Niagara

December 11, 2007

ABC Company
123 Main Street
Anytown, NY 12345

Dear Valued Customer,

As you know, Greater Buffalo Savings Bank will be acquired by First Niagara Bank on February 15, 2008, pending regulatory approval. Upon completion of the acquisition, all of your Greater Buffalo Savings Bank accounts will become First Niagara Bank accounts.

We value your relationship and want to ensure that this conversion runs smoothly, resulting in a positive change for you. As a First Niagara business banking customer, you'll enjoy the same high level of personal service and attention you've come to count on from Greater Buffalo Savings Bank. Plus, you'll have access to an expanded line of products and services to meet your financial needs, including:

- Time-saving remote deposit that lets you deposit checks right from your office, including after hours and as often as necessary
- A wide range of insurance services,* from property and casualty, construction and business owner's insurance to third-party administration and claims services
- Group medical and dental insurance, as well as disability and group life plans*
- Benefits consulting to help you manage a complete portfolio of Human Resource services

Next month, we will be sending you detailed communications and a comprehensive booklet that will outline any changes to your business accounts and highlight many of the new services that will be available to you. Rest assured that any changes to your accounts will be minimal.

We're working hard to make the transition to First Niagara easy for you. If you have any questions about the conversion, please call First Niagara's toll-free number, **1-800-421-0004.** Select **option 8** to speak to a representative who is ready and waiting to assist you. For more

(over, please)

information about the First Niagara products and services available to you, please visit our Web site at **fnfg.com.**

Sincerely,

Daniel E. Cantara III
WNY Regional President
Executive Vice President
First Niagara Commercial Services Group

* Insurance products are available through three independent entities; 1) SBLI USA Mutual Life Insurance Company, 2) First Niagara Risk Management, Inc. a wholly-owned subsidiary of First Niagara Bank, and 3) UVEST Insurance Agency of MA, Inc.

Great Lakes Bancorp and First Niagara will file a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the "SEC"). Shareholders are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about First Niagara and Great Lakes, at the SEC's Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus to be filed by First Niagara can be obtained, when available and without charge, by directing a request to Great Lakes Bancorp, Inc., Attention: Andrew W. Dorn, Jr., 2421 Main Street, Buffalo, New York (716) 961-1920 or to First Niagara Financial Group, Inc., Attention: Anthony M. Alessi, Investor Relations, 6950 South Transit Road, P.O. Box 514, Lockport, New York, (716) 625-7692.

Great Lakes, First Niagara and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Great Lakes in connection with the acquisition. Information about the directors and executive officers of Great Lakes and their ownership of Great Lakes common stock is set forth in Great Lakes' most recent proxy statement as filed with the SEC on April 12, 2007, which is available at the SEC's Internet site (http://www.sec.gov) and at Great Lakes' address in the preceding paragraph. Information about the directors and executive officers of First Niagara is set forth in First Niagara's most recent proxy statement filed with the SEC and available at the SEC's Internet site and from First Niagara at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.